UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 12, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-07	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of February 12, 2014, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14.  The purpose of this amendment is (1) to file the executed version of the agreement filed as Exhibit 4.1 to the Form 8-K, (2) to make clerical and other minor revisions to the version of Exhibit 1.1 that was previously filed, and (3) to file the pooling and servicing agreements pursuant to which the AmericasMart Mortgage Loan and the Stonestown Galleria Mortgage Loan are serviced.

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 14, 2014, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2014-C14 (the "Certificates"), were issued by Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2014 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent.

The Mortgage Loan secured by the mortgaged property identified as “AmericasMart” on Schedule I to the Pooling and Servicing Agreement (the “AmericasMart Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “AmericasMart Non-Serviced Loan Combination”) that includes the AmericasMart Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “AmericasMart Non-Serviced Companion Loan”).  The AmericasMart Non-Serviced Loan Combination, including the AmericasMart Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2013 (the “WFRBS 2013-C18 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Deutsche Bank Trust Company Americas, as trustee, relating to the WFRBS Commercial Mortgage Trust 2013-C18 securitization transaction into which a portion of the AmericasMart Non-Serviced Companion Loan was deposited.  The WFRBS 2013-C18 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loan secured by the mortgaged property identified as “Stonestown Galleria” on Schedule II to the Pooling and Servicing Agreement (the “Stonestown Galleria Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Stonestown Galleria Non-Serviced Loan Combination”) that includes the Stonestown Galleria Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “Stonestown Galleria Non-Serviced Companion Loan”).  The Stonestown Galleria Non-Serviced Loan Combination, including the Stonestown Galleria Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2013 (the “MSBAM 2013-C13 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 securitization transaction into which the Stonestown Galleria Non-Serviced Companion Loan was deposited.  The MSBAM 2013-C13 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

As disclosed in the prospectus supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on February 12, 2014 (the “Prospectus Supplement”), the terms and conditions of the WFRBS 2013-C18 Pooling and Servicing Agreement applicable to the servicing of the AmericasMart Mortgage Loan , and the terms and conditions of the MSBAM 2013-C13 Pooling and Servicing Agreement applicable to the servicing of the Stonestown Galleria Mortgage Loan, are similar  (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the AmericasMart Mortgage Loan and the Stonestown Galleria Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)                      Exhibits:

1.1
Underwriting Agreement, dated as of January 30, 2014, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent.

4.2
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Deutsche Bank Trust Company Americas, as trustee, relating to the WFRBS Commercial Mortgage Trust 2013-C18 securitization transaction, pursuant to which the AmericasMart Mortgage Loan is serviced.

4.3
Pooling and Servicing Agreement, dated as of December 1, 2013, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent, relating to the MSBAM 2013-C13 securitization transaction, pursuant to which the Stonestown Galleria Mortgage Loan is serviced.

99.1
Mortgage Loan Purchase Agreement, dated January 30, 2014, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein)

99.2
Mortgage Loan Purchase Agreement, dated January 30, 2014, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein)

99.3	Mortgage Loan Purchase Agreement, dated January 30, 2014, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Stephen Holmes Name: Stephen Holmes Title: Authorized Signatory

Date:  March 25, 2014

MSBAM 2014-C14–8-K/A (Executed Documents)

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of January 30, 2014, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent.

4.2
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Deutsche Bank Trust Company Americas, as trustee, relating to the WFRBS Commercial Mortgage Trust 2013-C18 securitization transaction, pursuant to which the AmericasMart Mortgage Loan is serviced.

4.3
Pooling and Servicing Agreement, dated as of December 1, 2013, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent, relating to the MSBAM 2013-C13 securitization transaction, pursuant to which the Stonestown Galleria Mortgage Loan is serviced.

99.1
Mortgage Loan Purchase Agreement, dated January 30, 2014, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein)

99.2
Mortgage Loan Purchase Agreement, dated January 30, 2014, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein)

99.3	Mortgage Loan Purchase Agreement, dated January 30, 2014, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein)